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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 1999

                                ASK JEEVES, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           000-26521                                       94-3334199
     (Commission File No.)                     (IRS Employer Identification No.)


                5858 HORTON ST., SUITE 350, EMERYVILLE, CA 94608
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 603-9071


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Effective November 19, 1999, Neutral Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Ask Jeeves, Inc., a Delaware corporation ("Parent"), was merged (the "Merger") with and into Net Effect Systems, Inc., a Delaware corporation (the "Company"), pursuant to an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement") dated November 14, 1999 among Parent, Merger Sub and the Company.

        In the Merger, each then-outstanding share of common stock ($.01 par value) (including all shares of common stock of the Company issued upon conversion of all preferred stock of the Company and upon exercise of outstanding warrants to purchase capital stock of the Company immediately prior to the effective time of the Merger (the "Effective Time")) were converted into the right to receive the "Applicable Fraction" of a share of common stock of Parent ("Parent Common Stock"). The Applicable Fraction is the fraction having a numerator equal to $210,000,000 and a denominator equal to the amount determined by multiplying (a) $114.43 by (b) the sum of (i) the aggregate number of shares of capital stock of the Company outstanding immediately prior to the Effective Time, plus (ii) the aggregate number of shares of capital stock of the Company that were issuable upon the exercise of any vested option, outstanding warrant or other right to acquire capital stock of the Company, or the conversion of any convertible securities, or the exercise of any option that was exercisable as a result of the Merger, in each case as outstanding immediately prior to the Effective Time. Approximately 1,631,864 shares of Parent Common Stock are to be issued to the former stockholders of the Company in the Merger. In addition, Parent assumed outstanding options to acquire common stock of the Company. The Merger was intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and was to be accounted for as a pooling-of-interests. The Company provides a live-help service that enables real-time, text-based communication between a company and its online customers. Parent intends to continue to use the assets acquired to conduct such business.

        The Reorganization Agreement is incorporated herein by reference to
Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 000-26521) filed with the Securities and Exchange Commission (the "Commission") on November 14, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        It is impracticable for Parent to file herewith the required financial statements in this Current Report on Form 8-K. The required financial statements will be filed by amendment as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

        (b) PRO FORMA FINANCIAL INFORMATION

        It is impracticable for Parent to file herewith the required pro forma financial information in this Current Report on Form 8-K. The required pro forma financial information

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will be filed by amendment as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

        (c) EXHIBITS

        The following Exhibit is filed as part of this report:

        2.1 Agreement and Plan of Merger and Reorganization, dated November 14, 1999, by and among Ask Jeeves, Inc., a Delaware corporation, Neutral Acquisition Corp., a Delaware corporation, and Net Effect Systems, Inc., a Delaware corporation (included as Exhibit 2.1 to Parent's Current Report on Form 8-K (File No. 000-26521) filed with the Commission on November 14, 1999)

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ASK JEEVES, INC.

Dated: December 1, 1999                     By: /s/ Amy Slater
                                               ---------------------------------
                                                          AMY SLATER
                                                 GENERAL COUNSEL AND SECRETARY

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                                INDEX TO EXHIBITS

        2.1 Agreement and Plan of Merger and Reorganization, dated November 14, 1999, by and among Ask Jeeves, Inc., a Delaware corporation, Neutral Acquisition Corp., a Delaware corporation, and Net Effect Systems, Inc., a Delaware corporation (included as Exhibit 2.1 to Parent's Current Report on Form 8-K (File No. 000-26521) filed with the Commission on November 14, 1999)



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